SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  March 24, 2008


                         HOUSTON AMERICAN ENERGY CORP.
           ----------------------------------------------------------
               (Exact name of registrant as specified in Charter)


         Delaware                        1-32955                 76-0675953
-------------------------------      ----------------         ----------------
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)          File No.)           Identification No.)

                         801 Travis Street, Suite 1425
                              Houston, Texas 77002
            --------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
                         -----------------------------
                           (Issuer Telephone number)


        ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to
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following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
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
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2008, Houston American Energy Corp.'s Compensation Committee approved, and the full board ratified, the payment of bonuses to members of management as follows:

           Name                            Position                     Amount
   -------------------    --------------------------------------      ---------
   John F. Terwilliger     President and Chief Executive Officer       $675,000
   James J. Jacobs         Chief Financial Officer                       75,000

The bonuses will be payable as sale proceeds are received from the anticipated sale of the company's interest in the Cara Cara prospect in Colombia.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HOUSTON AMERICAN ENERGY CORP.

Dated:  March 31, 2008
                                By:  /s/ John Terwilliger
                                     John Terwilliger,
                                     President and
                                     Chief Executive Officer